                                                                      Exhibit 24




                               FORD MOTOR COMPANY

                        CERTIFICATE OF THE SECRETARY AND
                          AN ASSISTANT GENERAL COUNSEL




         The undersigned, J. M. Rintamaki, Secretary and an Assistant General Counsel of Ford Motor Company, a Delaware corporation (the "Company"), DOES HEREBY CERTIFY THAT the resolutions attached as Exhibit A hereto are true and correct copies of resolutions excerpted from the minutes of proceedings of the Board of Directors of the Company; such resolutions were duly adopted by the Board of Directors of the Company at a meeting held on April 13, 1995; and such resolutions are in full force and effect on the date hereof.

         WITNESS my hand and the seal of the Company this 14th day of November, 1995.




                                                      /s/ J. M. Rintamaki
                                                      --------------------------
                                                      J. M. Rintamaki
                                                      Secretary and an
                                                      Assistant General Counsel

                                                                       Exhibit A


                               FORD MOTOR COMPANY

                  Excerpts from the Minutes of a Meeting of
                the Board of Directors of Ford Motor Company
                              on April 13, 1995

             RESOLUTIONS RELATING TO ISSUANCE OF DEBT SECURITIES

Public Offerings

       RESOLVED, That the Company be and hereby is authorized to register with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), debt securities, to be denominated when issued in U.S. dollars or any foreign currency or currencies, consisting of notes, debentures, warrants, guarantees or other securities, or any combination thereof ("Securities"), in an aggregate principal amount not to exceed U.S. $1,000,000,000 or the equivalent thereof.

       RESOLVED, That the Company be and hereby is authorized to issue and sell, in one or more public offerings in an aggregate principal amount not to exceed U.S. $1,000,000,000 or the equivalent thereof, Securities, with such maturity dates, in such relative principal amounts, in such currencies, at such interest rates (either on a fixed or floating basis) or original issue discounts, as applicable, and upon such additional terms and conditions (including, without limitation, provisions for subordination) as may be fixed by the Chairman of the Board of Directors, President and Chief Executive Officer, the Group Vice President and Chief Financial Officer, the Vice President - Finance or the Treasurer, and that each such officer be and hereby is authorized to determine the terms of the Securities, including, without limitation, the respective maturity dates, the relative principal amounts, the respective currencies, the stated rates of interest (either on a fixed or floating basis) to be borne by, or the original issue discounts applicable to, the Securities, any provisions for subordination of the Securities, any provisions for conversion of the Securities into other Securities or into securities of one or more affiliates of the Company, the terms and the price or prices for any prepayment or redemption of the Securities pursuant to a sinking fund or otherwise, and the purchase prices to be paid by any underwriters or any firm, institution, partnership or other person purchasing the Securities.

       RESOLVED, That the preparation by the Company of one or more Registration Statements on Form S-3 or such other form as may be appropriate covering the Securities, including prospectuses, exhibits and other documents, to be filed with the Commission for the purpose of registering the offer and sale of the Securities, be and it hereby is in all respects approved; that the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, any such Registration Statement, with such changes, if any, therein, including amendments to the prospectus and the addition or amendment of exhibits and other documents relating thereto or required by law or regulation in connection therewith, all in such form as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof, and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause any such Registration Statement, so executed, to be filed with the Commission; and, prior to the effective date of any such Registration Statement and if the Vice President - General Counsel or the Secretary deems it advisable, the appropriate officers of the Company are directed to use their best efforts to furnish each director and each officer signing such Registration Statement with a copy of such Registration Statement, and if, prior to the effective date of any such Registration Statement, material changes therein or material additions thereto are proposed to be made, other than changes and additions of a type authorized under these resolutions to be approved by officers of the Company as provided in the immediately preceding resolution, and if the Vice President - General Counsel or the Secretary deems it advisable, the appropriate officers of the Company are directed to use their best efforts to furnish each director, and each officer signing any such Registration Statement, with a copy of such Registration Statement and each amendment thereto as filed with the Commission, or a description of such changes or additions, or a combination thereof, in as complete and final form as practicable and in sufficient time to permit each director and each such officer so desiring to object to any part of any such Registration Statement before it becomes effective.

       RESOLVED, That the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, any and all amendments (including post-effective amendments) to any Registration Statement, including amendments to the prospectus and the addition or amendment of exhibits and other documents relating thereto or required by law or regulation in connection therewith, all in such form, with such changes, if any, therein, as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof, and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause such amendment or amendments, so executed, to be filed with the Commission; and if, prior to the effective date of each such post-effective amendment, material changes or material additions are proposed to be made in or to any such Registration Statement or any amendment thereto in the form in which it most recently became effective, other than changes and additions of a type authorized under these resolutions to be approved by officers of the Company, and if the Vice President - General Counsel or the Secretary deems it advisable, the appropriate officers of the Company are directed to use their best efforts to furnish each director, and each officer signing such post-effective amendment, with a copy of such post-effective amendment or a description of all material changes or additions therein, or a combination thereof, in as complete and final form as practicable and in sufficient time to permit each director and each such officer so desiring to object to any part of such post-effective amendment before it becomes effective.

       RESOLVED, That each officer and director who may be required to sign and execute any such Registration Statement or any amendment thereto or document in connection therewith (whether on behalf of the Company, or as an officer or director of the Company, or otherwise), be and hereby is authorized to execute a power of attorney appointing J. M. Devine, D. N. McCammon, M. S. Macdonald, J. W. Martin, Jr., J.
M. Rintamaki, L. J. Ghilardi and P. J. Sherry, Jr., and each of them, severally, his or her true and lawful attorney or attorneys to sign in his or her name, place and stead in any such capacity any such Registration Statement and any and all amendments (including post-effective amendments) thereto and documents in connection therewith, and to file the same with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in the name and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as such officers or directors might or could do in person.

       RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, the Vice Chairman and Chief Technical Officer, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company to take any and all action which such persons, or any of them, may deem necessary, appropriate or desirable in order to obtain a permit, register or qualify the Securities for issuance and sale or to request an exemption from registration of the Securities or to register or obtain a license for the Company as a dealer or broker under the securities laws of such of the states of the United States of America as such persons, or any of them, may deem necessary, appropriate or desirable, and in connection with such registrations, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws, and to take any and all further action which such persons, or any of them, may deem necessary, appropriate or desirable in order to maintain such registrations in effect for as long as such persons, or any of them, may deem to be in the best interests of the Company.

       RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, the Vice Chairman and Chief Technical Officer, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to designate any licensed California broker-dealer as the Company's attorney-in-fact for the purpose of executing and filing one or more applications and amendments thereto on behalf of the Company, under applicable provisions of the California Corporate Securities Law of 1968, for the registration or qualification of part or all of the Securities (whether or not subordinated) for offering and sale in the State of California.

       RESOLVED, That any and all haec verba resolutions which may be required by the Blue Sky or securities laws of any state in which the Company intends to offer to sell the Securities be, and they hereby are, adopted; that the proper officers of the Company be, and they hereby are, authorized to certify that such resolutions were duly adopted at this meeting; and that the Secretary of the Company shall cause a copy of each resolution so certified to be attached to the minutes of this meeting.

       RESOLVED, That the appropriate officers of the Company, and each of them, be and hereby are authorized on behalf of the Company to take such action as such officers, or any of them, may deem necessary, appropriate or desirable to make application for the listing on the New York Stock Exchange, Inc. or any other Stock Exchange of the Securities and that the Chairman of the Board of Directors, President and Chief Executive Officer, the Vice Chairman and Chief Technical Officer, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are designated a representative of the Company to appear before the Corporate Services Division or other appropriate body of any such Exchange and take all such other steps as such persons, or any of them, may deem necessary, appropriate or desirable to effect such listing.

       RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, the Vice Chairman and Chief Technical Officer, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to execute and file with the Commission and the New York Stock Exchange, Inc., or any other Stock Exchange, in the name and on behalf of the Company, one or more Registration Statements, on Form 8-A or such other form as may be appropriate, including any and all exhibits and other documents relating thereto, for the registration under the Securities Exchange Act of 1934 of the Securities and any and all amendments to such Registration Statements, in such forms as the person or persons executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

       RESOLVED, That, in connection with each application of the Company to the New York Stock Exchange, Inc., or any other Stock Exchange, for the listing on such Exchange of the Securities, the Company enter into an agreement providing for the indemnification by the Company of the New York Stock Exchange, Inc., or any other Stock Exchange, its governors, officers, employees and its subsidiary companies and innocent purchasers for value of the Securities or any one or more of them, as the case may be, from and against losses, liabilities, claims, damages or accidents in connection with the use of facsimile signatures on the Securities; and that the Chairman of the Board of Directors, President and Chief Executive Officer, the Vice Chairman and Chief Technical Officer, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company and under its corporate seal to execute and deliver to the New York Stock Exchange, Inc., or any other Stock Exchange, the aforesaid indemnification agreement in such form as the person or persons executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

       RESOLVED, That the Company be and hereby is authorized to enter into one or more indentures and supplements thereto, each with a bank or trust company as Trustee (the "Indentures"), providing for the issuance of the Securities and that the Chairman of the Board of Directors, President and Chief Executive Officer, the Vice Chairman and Chief Technical Officer, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant
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                                      5

Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Company, (i) to select such trustee or trustees and (ii) to execute, acknowledge and deliver the Indentures and supplements thereto, under the seal of the Company, attested by the Secretary or any Assistant Secretary, containing such terms and provisions as the officer or officers executing such Indentures or supplements thereto may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

       RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, the Vice Chairman and Chief Technical Officer, any Executive Vice President, any Group Vice President, or any Vice President, and the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary, be and hereby are authorized, in the name and on behalf of the Company and under its corporate seal (which may be a facsimile of such seal), to execute (by manual or facsimile signature) Securities (and, in addition, Securities to replace any of the Securities which are lost, stolen, mutilated or destroyed and Securities required for exchange, substitution or transfer, all as provided in the respective Indentures, or supplements thereto), in fully registered form in substantially the forms of Securities to be set forth in the respective Indentures, or supplements thereto, with such changes therein and additions thereto as the officer or officers executing the Securities may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

       RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, the Vice Chairman and Chief Technical Officer, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to appoint one or more paying agents, registrars, issuing agents, transfer agents, warrant agents and other agents and functionaries, and to execute and deliver, in the name and on behalf of the Company, any agreement, instrument or document relating to any such appointment, for the purpose of implementing and giving effect to the provisions of the Indentures and supplements thereto or the Securities in the forms in which they shall be executed and delivered pursuant to the foregoing resolutions; provided, however, that the Company may at any time elect to act in any such capacity itself.

       RESOLVED, That the Company be and hereby is authorized to enter into one or more underwriting agreements, including pricing agreements pursuant thereto, with any underwriter or underwriters designated by the proper officers of the Company, or between the Company and any other persons, including securities brokers and dealers, or any firm, institution or partnership acting on behalf of themselves or itself and the several underwriters (such underwriting agreements being herein collectively called the "Underwriting Agreements"), providing for the sale of the Securities and that, when such Underwriting Agreements or pricing agreements pursuant thereto, or any of them, have been completed to set forth the prices at and terms and conditions upon which the Securities are to be sold and the compensation to be received by the underwriters (such matters first having been presented to and approved by the Chairman of the Board of Directors, President and Chief Executive Officer, the Group Vice President and Chief Financial Officer, the Vice President - Finance or the Treasurer), the Chairman of the Board of Directors, President and Chief Executive Officer, the Vice Chairman and Chief Technical Officer, any Executive Vice President, any Group Vice President, any Vice
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                                      6

President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to execute and deliver, in the name and on behalf of the Company, the respective Underwriting Agreements and pricing agreements pursuant thereto, with the inclusion of such underwriters and containing such other terms and provisions as the officer or officers executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

       RESOLVED, That the Company be and hereby is authorized to enter into one or more Sales Agency Agreements, Purchase Agreements and other Agreements with any placement agent or agents designated by the proper officers of the Company, including securities brokers and dealers, and each of them, providing for the sale of the Securities by such placement agent or agents, and each of them, on a "best efforts" basis, and/or for the purchase from time to time by such placement agent or agents, and each of them, of Securities, as principal, and that when such Agreements have been completed to set forth the terms and conditions on which the Securities are to be sold (such matters first having been presented to and approved by the Chairman of the Board of Directors, President and Chief Executive Officer, the Group Vice President and Chief Financial Officer, the Vice President - Finance or the Treasurer), the Chairman of the Board of Directors, President and Chief Executive Officer, the Vice Chairman and Chief Technical Officer, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to execute and deliver, in the name and on behalf of the Company, such Sales Agency Agreements, Purchase Agreements and other Agreements with such placement agent or agents, and each of them, containing such other terms and provisions as the officer or officers executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

       RESOLVED, That the Company be and hereby is authorized to enter into one or more delayed delivery contracts ("Delayed Delivery Contracts") between the Company and institutional or other investors providing for the sale of Securities at any time, and that, when such Delayed Delivery Contracts have been completed to set forth the respective prices, terms and conditions on which the Securities are to be sold (such matters first having been presented to and approved by the Chairman of the Board of Directors, President and Chief Executive Officer, the Group Vice President and Chief Financial Officer, the Vice President - Finance or the Treasurer), the Chairman of the Board of Directors, President and Chief Executive Officer, the Vice Chairman and Chief Technical Officer, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to execute and deliver in the name and on behalf of the Company one or more Delayed Delivery Contracts, with such changes therein and additions thereto as the officer or officers executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

       RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, the Vice Chairman and Chief Technical Officer, any Executive Vice President, any Group Vice President, any Vice President, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of
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                                      7

the Company to purchase, or arrange for the purchase of, Securities in connection with any sinking fund under the provisions of any of the Indentures or supplements thereto.

       RESOLVED, That the appropriate officers of the Company, and each of them, be and hereby are authorized and empowered, in the name and on behalf of the Company, to take any action (including, without limitation, the appointment of Registrars, Issuing Agents, Paying Agents and other agents and the payment of expenses), and to execute (by manual or facsimile signature) and deliver any and all letters, documents or other writings, that such officer or officers may deem necessary, appropriate or desirable in order to enable the Company fully to exercise its rights and to perform its obligations under the Indentures or supplements thereto, the Underwriting Agreements and pricing agreements pursuant thereto, the Delayed Delivery Contracts, the Sales Agency Agreements, the Purchase Agreements and other Agreements, or otherwise carry out the purposes and intents of each and all of the foregoing resolutions.

Private Offerings

       RESOLVED, That the Company be and hereby is authorized to issue and sell, in one or more private offerings, debt securities, to be denominated when issued in U.S. dollars or any foreign currency or currencies, consisting of notes, debentures, warrants, guarantees or other securities, or any combination thereof ("Privately-placed Securities"), in an aggregate principal amount not to exceed U.S. $1,000,000,000 or the equivalent thereof, in such relative principal amounts, with such maturity date or dates, at such interest rate or rates, at such redemption price or prices, at such purchase price or prices to be paid by the purchasers thereof and upon such additional terms and conditions as may be fixed by the Chairman of the Board of Directors, President and Chief Executive Officer, the Group Vice President and Chief Financial Officer, the Vice President - Finance or the Treasurer; and such officers be and hereby are authorized to embody such determinations in the Privately-placed Securities, in one or more Note Agreements, Purchase Agreements or Loan Agreements or in any other agreement, instrument or document, as any such officer shall determine.

       RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, the Vice Chairman and Chief Technical Officer, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Company, to execute and deliver such Privately-placed Securities, Note Agreements, Loan Agreements, Purchase Agreements or other agreements or instruments and documents as may be approved pursuant to the next preceding resolution.

       RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, the Vice Chairman and Chief Technical Officer, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company to take any action (including, without limitation, the payment of expenses) and to execute and deliver any and all certificates, instruments and documents (under the corporate seal of the Company or otherwise) as such officer or officers may deem necessary, appropriate or desirable in order to carry out the purposes and intents of each and all of the foregoing resolutions.


Euro-Currency, Euro-Dollar and Foreign Currency Offerings

       RESOLVED, That the Company be and hereby is authorized to issue and sell, in one or more public or private offerings in the Euro-Dollar market, or in Europe, Japan or elsewhere outside the United States, through underwriters or otherwise, debt securities payable in U.S. dollars or in any European or other foreign currency, in an aggregate principal amount not to exceed U.S. $1,000,000,000 or the equivalent thereof, consisting of notes, debentures, warrants, guarantees or other securities, or any combination thereof ("Foreign Securities"), in such principal amounts, at such rates of interest, with such maturities and on such other terms and conditions as may be approved by the Chairman of the Board of Directors, President and Chief Executive Officer, the Group Vice President and Chief Financial Officer, the Vice President - Finance or the Treasurer, and, in connection therewith, each such officer, and also the Secretary, any Assistant Secretary and any Assistant Treasurer, and each of them, be and hereby is authorized, in the name and on behalf of the Company, to execute (by manual or facsimile signature) and deliver one or more Notes, Underwriting Agreements, Note Agreements, Purchase Agreements, Loan Agreements, Fiscal Agency Agreements, Indentures, Prospectuses, Offering Circulars, Listing Applications and any other agreements or instruments and documents as any such officer shall determine.

       RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, the Vice Chairman and Chief Technical Officer, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company to take any action (including, without limitation, the payment of expenses) and to execute (by manual or facsimile signature) and deliver any and all certificates, instruments and documents (under the corporate seal of the Company or otherwise) as such officer or officers may deem necessary, appropriate or desirable in order to carry out the purposes and intents of the next preceding resolution.

Loan Agreements

       RESOLVED, That the Company be and hereby is authorized to borrow from banks, trust companies, affiliates of the Company or other persons, under and pursuant to loan agreements or other borrowing arrangements ("Loan Agreements"), an aggregate amount not to exceed at any one time outstanding the sum of U.S. $1,000,000,000 or the equivalent thereof, in such principal amounts, at such rates of interest, with such maturities and on such other terms and conditions as may be approved by the Chairman of the Board of Directors, President and Chief Executive Officer, the Group Vice President and Chief Financial Officer, the Vice President - Finance or the Treasurer.

       RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, the Vice Chairman and Chief Technical Officer, any Executive Vice

President, any Group Vice President, any Vice President, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Company, to execute and deliver Loan Agreements between the Company and such banks, trust companies, affiliates or other persons, respectively, providing for, among other things, loans to the Company on such terms as may be approved pursuant to the next preceding resolution and containing such other terms and provisions as the officer or officers executing such Loan Agreements may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

       RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, the Vice Chairman and Chief Technical Officer, any Executive Vice President, any Group Vice President, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company (a) to execute and deliver promissory notes of the Company ("Promissory Notes") pursuant to the terms and conditions of the Loan Agreements evidencing the indebtedness of the Company to such banks, trust companies, affiliates or other persons and containing such other terms and provisions as the officer or officers executing such Promissory Notes may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof and (b) to take any other action (including, without limitation, the payment of expenses) and to execute and deliver any and all other certificates, instruments and documents (under the corporate seal of the Company or otherwise) as such officer or officers may deem necessary, appropriate or desirable in order to carry out the purposes and intents of the foregoing resolutions.


Industrial Development Revenue Bonds

       RESOLVED, That up to U.S. $1,000,000,000 in aggregate cost of equipment, machinery, structures and related property and facilities installed or to be installed at any assembly plant or any other facility of the Company be and hereby is authorized to be financed by the Company through one or more offerings of serial and/or term industrial development revenue bonds or other types of debt securities ("Bonds"), to be issued by governmental authorities authorized to issue Bonds in the relevant locations.

       RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, the Group Vice President and Chief Financial Officer, the Vice President - Finance and the Treasurer, and each of them, be and hereby are authorized to approve, with respect to each offering of Bonds, (i) the terms of such Bonds, including, without limitation, the principal amount thereof; the stated rate or rates of interest to be borne thereby; the maturity date or dates thereof; the respective proportions thereof which shall be serial Bonds and term Bonds; and the price or prices for redemption thereof pursuant to any sinking fund or otherwise; (ii) the issuer or issuers and the form, terms and provisions of one or more letters of credit relating to payment of such Bonds or of any of the Company's obligations in connection therewith and the form, terms and provisions of any reimbursement agreements pertaining to such letters of credit; (iii) the Trustee or Trustees to serve under and the form, terms and provisions of one or more indentures ("Indentures") covering such Bonds; (iv) the paying agent or paying agents for such Bonds; and (v) the form, terms and provisions of any purchase agreement or underwriting agreement

("Underwriting Agreement") relating to such Bonds, including the purchase price or prices to be paid by the purchasers or the underwriters ("Underwriters") thereunder and the sale price or prices or the initial public offering price or prices of such Bonds.

       RESOLVED, That, in connection with each offering of Bonds, preparation of one or more official statements ("Official Statements") containing information with respect to such Bonds and the governmental issuer of such Bonds and information with respect to, and financial statements of, the Company, be and hereby is authorized and approved; that the appropriate officer or officers of the Company, and each of them, be and hereby are authorized to prepare (and if it shall appear necessary, appropriate or desirable to such officers, sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be) any such Official Statement, containing such information (including, without limitation, any amendments, attachments, exhibits and other documents relating thereto or required by law, regulation or practice in connection therewith), as the officer or officers executing the related letter of representation may deem necessary, appropriate or desirable; and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause any such Official Statement to be delivered to the Underwriters named in the related Underwriting Agreement for use in connection with such offering.

       RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, the Vice Chairman and Chief Technical Officer, any Executive Vice President, any Group Vice President, any Vice President, the Secretary and any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company, to purchase, to arrange for the purchase of, or to direct the Trustee under any Indenture to purchase, Bonds in connection with any sinking fund under the provisions of any Indenture.

       RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, the Vice Chairman and Chief Technical Officer, any Executive Vice President, any Group Vice President, any Vice President, the Secretary and any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Company, to take any and all action which such officers, or any of them, may deem necessary, appropriate or desirable in order to obtain a permit for, register or qualify all or part of each offering of Bonds for issuance and sale, or to request an exemption from registration of such securities, or to register or obtain a license for the Company as a dealer or broker under the securities laws of such states of the United States of America as such officers, or any of them, may deem necessary, appropriate or desirable, and in connection with such registrations, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws, and to take any and all further action which such officers, or any of them, may deem necessary, appropriate or desirable in order to maintain such registration in effect for so long as such officers, or any of them, may deem to be in the best interests of the Company.

       RESOLVED, That the appropriate officers of the Company, and each of them, be and hereby are authorized, in the name and on behalf of the Company, to take any action

(including, without limitation, the payment of expenses) and to execute (by manual or facsimile signature) and deliver any and all letters, agreements, documents or other writings (including a letter of representation, an installment sales contract, a lease or a loan agreement and a promissory note), that such officer or officers may deem necessary, appropriate or desirable in order to facilitate any offering of Bonds and otherwise carry out the purposes and intents of each and all of the foregoing resolutions.


Overall Limitation on Indebtedness

       RESOLVED, That notwithstanding the provisions of the preceding resolutions relating to Public Offerings; Private Offerings; Euro-Currency, Euro-Dollar and Foreign Currency Offerings; Loan Agreements; and Industrial Development Revenue Bonds; the aggregate principal amount of Securities, Privately-placed Securities, Foreign Securities, Promissory Notes issued to persons other than affiliates of the Company and Bonds issued and sold pursuant to such resolutions shall not exceed U.S. $1,000,000,000 or the equivalent thereof, less such amount as shall have been allocated for foreign automotive operations pursuant to the recital and resolution next following.

Delegation of Authority to Allocate Borrowing Limit between U.S. and Foreign Automotive Operations

       WHEREAS, the Finance Committee has recommended that authority be granted for the issuance of an aggregate of up to U.S. $1,000,000,000 of long-term debt for U.S. automotive operations and foreign automotive operations,

       NOW, THEREFORE, BE IT

       RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, the Group Vice President and Chief Financial Officer, the Vice President - Finance and the Treasurer, and each of them, be and hereby are authorized to take appropriate action from time to time to allocate such U.S. $1,000,000,000 aggregate limit between U.S. automotive operations and foreign automotive operations.

          POWER OF ATTORNEY WITH RESPECT TO REGISTRATION STATEMENTS
            COVERING SECURITIES, GUARANTEES AND LEASE SECURITIES
                        ISSUED BY FORD MOTOR COMPANY
________________________________________________________________________________


       Each of the undersigned, a director or officer of FORD MOTOR COMPANY (the "Company"), appoints each of J. M. Devine, D. N. McCammon, M. S. Macdonald, J. W. Martin, Jr., J. M. Rintamaki, L. J. Ghilardi and P. J. Sherry, Jr., his or her true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933 and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments thereto relating to the issuance and sale of the above-captioned Securities, Guarantees and Lease Securities, as authorized at a meeting of the Board of Directors of the Company held on April 13, 1995, including but not limited to, power and authority to sign his or her name (whether on behalf of the Company, or otherwise) to such Registration Statement or Registration Statements and any amendments thereto, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file them with the Commission. Each of the undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.

       Each of the undersigned has signed his or her name as of the 13th day of April, 1995.




               /s/ Alex Trotman                                    /s/ Colby H. Chandler
----------------------------------------------               ----------------------------------
                  (Alex Trotman)                                       (Colby H. Chandler)


             /s/ Michael D. Dingman                               /s/ Edsel B. Ford II
----------------------------------------------               -------------------------------------
               (Michael D. Dingman)                                  (Edsel B. Ford II)


            /s/ William Clay. Ford                                /s/ William Clay Ford, Jr.
----------------------------------------------               -------------------------------------
               (William Clay Ford)                                   (William Clay Ford, Jr.)


          /s/ Roberto C. Goizueta                               /s/ Irvine O. Hockaday, Jr.
----------------------------------------------               -------------------------------------
             (Roberto C. Goizueta)                                  (Irvine O. Hockaday, Jr.)


         /s/ Marie-Josee Kravis                                     /s/ Drew Lewis
----------------------------------------------               -------------------------------------
            (Marie-Josee Kravis)                                       (Drew Lewis)


       /s/ Ellen R. Marram                                   /s/ Kenneth H. Olsen
--------------------------------------                --------------------------------------
         (Ellen R. Marram)                                      (Kenneth H. Olsen)



       /s/ Carl E. Reichardt)                                /s/ Louis R. Ross
--------------------------------------                --------------------------------------
         (Carl E. Reichardt)                                   (Louis R. Ross)



       /s/ Clifton R. Wharton, Jr.                           /s/ John M. Devine
----------------------------------------              --------------------------------------
         (Clifton R. Wharton, Jr.)                              (John M. Devine)


----------------------------------------
        (Murray L. Reichenstein)

          POWER OF ATTORNEY WITH RESPECT TO REGISTRATION STATEMENTS
             COVERING SECURITIES, GUARANTEES AND LEASE SECURITIES
                         ISSUED BY FORD MOTOR COMPANY
________________________________________________________________________________





     The undersigned, the Director of Accounting of FORD MOTOR COMPANY (the "Company"), appoints each of J. M. Devine, D. N. McCammon, M. S. Macdonald, J.
W. Martin, Jr., J. M. Rintamaki, L. J. Ghilardi and P. J. Sherry, Jr., his true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933 and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments thereto relating to the issuance and sale of the above-captioned Securities, Guarantees and Lease Securities, as authorized at a meeting of the Board of Directors of the Company held on April 13, 1995, including but not limited to, power and authority to sign his name (whether on behalf of the Company, or otherwise) to such Registration Statement or Registration Statements and any amendments thereto, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file them with the Commission. The undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.

     The undersigned has signed his name as of the 14th day of November, 1995.





                                                     /s/ Daniel R. Coulson
                                                     ---------------------------
                                                        Daniel R. Coulson